Exhibit 99.6

Kost Forer Gabbay & Kasierer 144 Menachem Begin Road, Building A Tel-Aviv 6492102, Israel	Tel: +972-3-6232525 Fax: +972-3-5622555 ey.com

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Form 8-K of Xtend AI Robotics Inc. of our report dated April 28, 2026, with respect to the consolidated financial statements of Xtend Reality Expansion Ltd. included in the Amendment No. 3 to Form S-4 (No. 333-295380) and related Prospectus of Xtend AI Robotics Inc., filed with the Securities and Exchange Commission.

/s/ Kost Forer Gabbay & Kasierer

A Member of EY Global

Tel Aviv, Israel

September 3, 2026